Exhibit 33.1


      Certification Regarding Compliance with Applicable Servicing Criteria

1. Ameriquest Mortgage Company and AMC Mortgage Services, Inc. (together the "Company"), wholly-owned subsidiaries of ACC Capital Holding Corporation, are responsible for assessing compliance with the servicing criteria applicable to the Company under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix B hereto. The transactions on which the Company acted as a master servicer, a servicer and/or a subservicer which are subject to the requirements set forth in Regulation AB and covered by this report are set forth on Appendix A hereto (the "Platform");

2. The Company has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and the Company has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix B hereto, as permitted by Interpretation 17.06 of the Securities and Exchange Commission Division of Corporate Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria. The Company determined the Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria are not "servicers" as defined in Item 1101(j) of Regulation AB and asserted that it has policies and procedures in place to provide reasonable assurance that these Vendors' activities comply, in all material respects, with the servicing criteria applicable to each such Vendor;

3. Except as set forth in paragraph 4 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria. Although the Company is responsible for assessing compliance with the servicing criterion 1122(d)(4)(vi), the Company has determined there were no servicing criterion to be complied with;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix B hereto are inapplicable to the Company based on the activities it performs, directly or through its Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Platform when taken as a whole, as of December 31, 2006 and for the Reporting Period;

5. The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix C hereto;

6. The Company has not identified and is not aware of any material instance of noncompliance as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole by the Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which the Company has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform, taken as a whole;

8. Ernst & Young, LLP, an independent registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria for the Reporting Period.

Other Matters to be Reported:

      As further described on Appendix C hereto, due to a programming error in their servicing system, the Company did not analyze on a timely basis as required in accordance with the servicing criterion 1122(d)(4)(x)(A) certain escrow accounts on the Regulation AB Item 1122 Servicing Platform which were due for annual escrow analysis in 2007.

      The Company engaged American Security Insurance Company, Standard Guaranty Insurance Company and Safeco Financial Institution Solutions, Inc. (collectively "Assurant") to perform portions of the servicing functions, including those pursuant to the servicing criterion 1122(d)(4)(xii). Assurant provided its own report on assessment of compliance; however, it did not assert to the servicing criterion 1122(d)(4)(xii) as further described on Appendix C hereto.

This certification is dated March 26, 2007

                                        AMERIQUEST MORTGAGE COMPANY


                                        By: /s/ Jane Johnson
                                            ------------------------------------
                                        Name: Jane Johnson
                                        Title: Authorized Servicing Agent


                                        By: /s/ Jule J. Keen
                                            ------------------------------------
                                        Name: Jule J. Keen
                                        Title: Executive Vice President and
                                               Authorized Servicing Agent


                                        AMC MORTGAGE SERVICES, INC.


                                        By: /s/ Jane Johnson
                                            ------------------------------------
                                        Name: Jane Johnson
                                        Title: Executive Vice President and
                                               Authorized Servicing Agent


                                        By: /s/ Jule J. Keen
                                            ------------------------------------
                                        Name: Jule J. Keen
                                        Title: Executive Vice President and
                                               Authorized Servicing Agent

                                   APPENDIX A

1) Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R1

2) Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R2

3) Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series ARSI 2006-M3

4)    Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-W1

5)    Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-W2

6)    Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-W3

7)    Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-W4

8)    Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-W5

9)    Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-M1

10)   Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series
      2006-M2

11) Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-AMC1

12) Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-FX1

13) Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-HE2

                                   APPENDIX B

----------------------------------------------------------------------------------------------------------------------
                                                                                               INAPPLICABLE
                                                         APPLICABLE SERVICING                   SERVICING
         SERVICING CRITERIA                                    CRITERIA                          CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed by          NOT
                                                                                       subservicer(s)    performed by
                                                                       Performed by     or vendor(s)     the Company
                                                                      Vendor(s) for    for which the        or by
                                                          Performed     which the       Company is      subservicer(s)
                                                           Directly   Company is the      NOT the        or vendor(s)
                                                             by        Responsible      Responsible      retained by
Reference                    Criteria                    the Company      Party           Party(1)      the Company(2)
-----------------------------------------------------------------------------------------------------------------------
                    General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)       Policies and procedures are              X
                    instituted to monitor any
                    performance or other triggers
                    and events of default in
                    accordance with the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)      If any material servicing                X
                    activities are outsourced to
                    third parties, policies and
                    procedures are instituted to
                    monitor the third party's
                    performance and compliance
                    with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)     Any requirements in the                                                                  X
                    transaction agreements to
                    maintain a back-up
                    servicer for the mortgage loans
                    are maintained.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)      A fidelity bond and errors               X
                    and omissions policy is in
                    effect on the party
                    participating in the
                    servicing function throughout
                    the reporting period in the
                    amount of coverage required
                    by and otherwise in
                    accordance with the terms of
                    the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
                    Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)       Payments on mortgage loans are           X
                    deposited into the
                    appropriate custodial bank
                    accounts and related bank
                    clearing accounts no more
                    than two business days
                    following receipt, or such
                    other number of days
                    specified in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)      Disbursements made via wire              X
                    transfer on behalf of an
                    obligor or to an investor are
                    made only by authorized
                    personnel.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)     Advances of funds or                     X
                    guarantees regarding
                    collections, cash flows or
                    distributions, and any
                    interest or other fees charged
                    for such advances, are made,
                    reviewed and approved as
                    specified in the transaction
                    agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)      The related accounts for the                                                             X
                    transaction, such as cash
                    reserve accounts or accounts
                    established as a form of
                    overcollateralization, are
                    separately maintained (e.g.,
                    with respect to commingling of
                    cash) as set forth in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)       Each custodial account is                X
                    maintained at a federally
                    insured depository
                    institution as set forth in
                    the transaction agreements.
                    For purposes of this
                    criterion, "federally insured
                    depository institution" with
                    respect to a foreign
                    financial institution means a
                    foreign financial institution
                    that meets the requirements of
                    Rule 13k-1(b)(1) of the
                    Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are                       X                              X(3)
                   safeguarded so as to
                   prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                               INAPPLICABLE
                                                            APPLICABLE SERVICING                SERVICING
                         SERVICING CRITERIA                       CRITERIA                       CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed by          NOT
                                                                                       subservicer(s)    performed by
                                                                       Performed by     or vendor(s)     the Company
                                                                      Vendor(s) for    for which the        or by
                                                          Performed     which the       Company is      subservicer(s)
                                                           Directly   Company is the      NOT the        or vendor(s)
                                                             by        Responsible      Responsible      retained by
Reference                    Criteria                    the Company      Party           Party(1)      the Company(2)
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared              X
                   on a monthly basis for all
                   asset-backed securities
                   related bank accounts,
                   including custodial accounts
                   and related bank clearing
                   accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar
                   days after the bank statement
                   cutoff date, or such other
                   number of days specified in
                   the transaction agreements;
                   (C) reviewed and approved by
                   someone other than the person
                   who prepared the
                   reconciliation; and (D)
                   contain explanations for
                   reconciling items. These
                   reconciling items are resolved
                   within 90 calendar days of
                   their original identification,
                   or such other number of days
                   specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
                   Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors,                     X
                   including those to be filed
                   with the Commission, are
                   maintained in accordance with
                   the transaction agreements and
                   applicable Commission
                   requirements. Specifically,
                   such reports (A) are prepared
                   in accordance with timeframes
                   and other terms set forth in
                   the transaction agreements;
                   (B) provide information
                   calculated in accordance with
                   the terms specified in the
                   transaction agreements; (C) are
                   filed with the Commission
                   as required by its rules and
                   regulations; and (D) agree
                   with investors' or the
                   trustee's records as to the
                   total unpaid principal balance
                   and number of mortgage loans
                   serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are              X
                   allocated and remitted in
                   accordance with timeframes,
                   distribution priority and
                   other terms set forth in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an                  X
                   investor are posted within two
                   business days to the
                   Servicer's investor records,
                   or such other number of days
                   specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors             X
                   per the investor reports agree with
                   cancelled checks, or other form of
                   payment, or custodial bank
                   statements.
-----------------------------------------------------------------------------------------------------------------------
                   Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage        X           X(4)
                   loans is maintained as
                   required by the transaction
                   agreements or related mortgage
                   loan documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loans and related documents      X           X(5)
                   are safeguarded as required by the
                   transaction agreements
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or                X
                   substitutions to the asset
                   pool are made, reviewed and
                   approved in accordance with
                   any conditions or requirements
                   in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans,               X
                   including any payoffs, made in
                   accordance with the related mortgage
                   loan documents are posted to
                   the Servicer's obligor records
                   maintained no more than two
                   business days after receipt, or
                   such other number of days
                   specified in the transaction
                   agreements, and allocated to
                   principal, interest or other
                   items (e.g., escrow) in
                   accordance with the related mortgage
                   loan documents.
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                               INAPPLICABLE
                                                            APPLICABLE SERVICING                SERVICING
                         SERVICING CRITERIA                       CRITERIA                       CRITERIA
----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed by          NOT
                                                                                       subservicer(s)    performed by
                                                                       Performed by     or vendor(s)     the Company
                                                                      Vendor(s) for    for which the        or by
                                                          Performed     which the       Company is      subservicer(s)
                                                           Directly   Company is the      NOT the        or vendor(s)
                                                             by        Responsible      Responsible      retained by
Reference                    Criteria                    the Company      Party           Party(1)      the Company(2)
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The servicer's records                    X
                   regarding the mortgage loans
                   agree with the Servicer's
                   records with respect to an
                   obligor's unpaid principal
                   balance.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the               X
                   terms or status of an obligor's
                   mortgage loans (e.g., loan
                   modifications or re-agings) are
                   made, reviewed and approved by
                   authorized personnel in
                   accordance with the transaction
                   agreements and related pool
                   asset documents.
-----------------------------------------------------------------------------------------------------------------------
ll22(d)(4)(vii)    Loss mitigation or recovery               X           X(6)
                   actions (e.g., forbearance
                   plans, modifications and deeds
                   in lieu of foreclosure,
                   foreclosures and
                   repossessions, as applicable)
                   are initiated, conducted and
                   concluded in accordance with
                   the timeframes or other
                   requirements established by
                   the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection            X
                   efforts are maintained during
                   the period a mortgage loan is
                   delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at
                   least a monthly basis, or such
                   other period specified in the
                   transaction agreements, and
                   describe the entity's activities
                   in monitoring delinquent mortgage
                   loans including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases
                   where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates             X
                   or rates of return for mortgage
                   loans with variable rates are
                   computed based on the related
                   mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in               X
                   trust for an obligor (such as
                   escrow accounts): (A) such
                   funds are analyzed, in
                   accordance with the obligor's
                   mortgage loan documents, on at
                   least an annual basis, or such
                   other period specified in the
                   transaction agreements; (B)
                   interest on such funds is paid,
                   or credited, to obligors in
                   accordance with applicable mortgage
                   loan documents and state laws;
                   and (C) such funds are returned
                   to the obligor within 30
                   calendar days of full repayment
                   of the related mortgage loans, or
                   such other number of days
                   specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an             X                              X(7)
                   obligor (such as tax or
                   insurance payments) are made on
                   or before the related penalty or
                   expiration dates, as indicated
                   on the appropriate bills or
                   notices for such payments,
                   provided that such support has
                   been received by the Servicer at
                   least 30 calendar days prior to
                   these dates, or such other
                   number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in             X                            X(7)(8)
                   connection with any payment to
                   be made on behalf of an obligor
                   are paid from the Servicer's
                   funds and not charged to the
                   obligor, unless the late payment
                   was due to the obligor's error or
                   omission.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of           X                              X(7)
                   an obligor are posted within two
                   business days to the obligor's
                   records maintained by the
                   Servicer, or such other number of
                   days specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs                X
                   and uncollectible accounts
                   are recognized and recorded
                   in accordance with the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or                                                               X
                   other support, identified in Item
                   1114(a)(1) through (3) or Item 1115
                   of Regulation AB, is maintained as
                   set forth in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------

(1) The activities pertaining to these criteria or portions of these criteria are performed by Vendors retained by the Company which provided a separate assertion of management and accompanying 1122 attestation report.

(2) These criteria are inapplicable to the Platform as of December 31, 2006 and for the Reporting Period since the Company, directly or through Vendors for which the Company has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.

(3) The Company has obtained an assertion of management and an accompanying 1122 attestation report from a Vendor regarding any unissued checks solely in the possession and control of such Vendor.

(4) The Company has elected to take responsibility for assessing compliance with a portion of such servicing activity us permitted by Interpretation
      17.06 with respect to collateral and security on mortgage loan files while held by Vendors who are pursuing loss mitigation or recovery actions.

(5) The Company has elected to take responsibility for assessing compliance with a portion of such servicing activity as permitted by Interpretation
      17.06 with respect to the safeguarding of mortgage loan files and related documents while held by Vendors who are pursuing loss mitigation or recovery actions.

(6) The Company has elected to take responsibility for assessing compliance with a portion of such servicing activity as permitted by Interpretation
      17.06 with respect those actions pursued for loss mitigation or recovery which are performed by Vendors.

(7) Generally, the responsibility for complying with these criteria is the responsibility of one or more Vendors from whom the Company has obtained an assertion of management and an accompanying 1122 attestation report; however, the Company takes responsibility for specific limited activities performed by it.

(8) The Company obtained an 1122 Report from one of its Vendors, Assurant, which disclaimed the portion of the servicing activity performed by assurant with respect to these criteria. See Appendix C for further information.

                                   APPENDIX C

1.    Material instances of noncompliance by the Company with respect to the
      Platform:

      a. Item 1122(d)(2)(vi) with respect to the safeguarding of unissued checks.

      b. Item 1122(d)(4)(vii) with respect to loss mitigation actions being conducted in accordance with the requirements set forth in the transaction documents,

2. Remediation efforts related to material instance of noncompliance by the Company with respect to the Platform:

      a. With respect to the criterion set forth in paragraph l.a. above, physical access to restricted areas within the Company's cashiering departments was not always appropriate. The Company utilizes safety paper blank check stock which cannot be used without access to certain secured systems, which have been appropriately controlled. Physical access to applicable areas within the cashiering areas has since been restricted to ensure that unmailed checks are safeguarded.

      b. With respect to the criterion set forth in paragraph l.b. above, the Company's Loss Mitigation Plan attached as an exhibit to the pooling and servicing agreement on 8 of 10 Platform transactions issued by the Company requires borrowers placed on informal forbearance to provide documentation showing the existence of a financial hardship and the ability to make the payments required under the proposed forbearance plan. With respect to these 8 securitizations, no written documentation was obtained from borrowers placed on informal forbearance plans. The system of record of the Company was documented by an authorized servicing personnel based on verbal representation from the borrower. With respect to the final 2 Platform transactions which closed in 2006 issued by the Company, the Company updated the wording in its Loss Mitigation Plan to indicate that verbal documentation by the borrower to be received by authorized servicing personnel is acceptable. With respect to the 8 other securitization transactions, the Company is in the process of doing the same.

3. No material instances of noncompliance by Vendors were identified by the Company.

4. Remediation efforts related to material instances of noncompliance by Vendors identified by the Company - Not Applicable

5. No material deficiencies in the Company's policies and procedures to monitor Vendors were identified by the Company.

6. Remediation efforts related to material deficiencies in the Company's policies and procedures to monitor vendors - Not Applicable

Other Matters to be Reported:

The Company determined that, due to a programming error in designing a query for the loans due for escrow analysis, the query did not contain a date field that resulted in certain escrow accounts not being timely analyzed. Upon the Company's discovery of the query error, all loans were subsequently analyzed, however outside the one year time frame. The Company will assess the impact of this matter on its compliance with Regulation AB servicing criteria for the Platform as of and for the year ending December 31, 2007.

The Company identified the following instance of noncompliance by Assurant who provided their separate Regulation AB 1122 compliance report:

      Assurant performs certain activities with respect to the Company's Platform under the servicing criterion 1122(d)(4)(xii), however, Assurant informed the Company that it could not assert to the compliance of their activities with this criterion due to limitations in their servicing system, specifically with respect to Assurant's ability to accurately track, record and report to the Company portions of late payment penalties in connection with insurance payments made on behalf of obligors from their escrow accounts. Assurant has informed the Company that it is in the process of updating its servicing system to remediate this matter.